                                                                               .
                                                                               .
                                                                               .
                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                  603,242.94
Available Funds:
        Contract Payments due and received in this period                                                         7,378,140.56
        Contract Payments due in prior period(s) and received in this period                                        870,414.39
        Contract Payments received in this period for next period                                                   191,722.59
        Sales, Use and Property Tax, Maintenance, Late Charges                                                      186,181.51
        Prepayment Amounts related to early termination in this period                                              239,560.11
        Servicer Advance                                                                                          1,086,814.32
        Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
        Transfer from Reserve Account                                                                                 5,708.10
        Interest earned on Collection Account                                                                         4,583.56
        Interest earned on Affiliated Account                                                                           796.09
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                                   0.00
        Amounts paid under insurance policies                                                                             0.00
        Any other amounts                                                                                                 0.00

                                                                                                                 -------------
Total Available Funds                                                                                            10,567,164.17
Less: Amounts to be Retained in Collection Account                                                                  716,390.25
                                                                                                                 -------------
AMOUNT TO BE DISTRIBUTED                                                                                          9,850,773.92
                                                                                                                 =============
DISTRIBUTION OF FUNDS:
        1.    To Trustee -  Fees                                                                                          0.00
        2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            870,414.39
        3.    To Bank of America Derivative Settlement                                                              511,022.78
        4.    To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                   a) Class A1 Principal and Interest                                                                     0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                         6,369,413.96
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                           268,806.89
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                           291,337.50
                   b) Class B Principal and Interest                                                                127,361.86
                   c) Class C Principal and Interest                                                                259,654.57
                   d) Class D Principal and Interest                                                                173,891.53
                   e) Class E Principal and Interest                                                                239,733.65

        5.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
        6.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    99,700.74
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  213,855.70
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          5,708.10
        7.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            191,561.16
        8.    To Servicer, Servicing Fee and other Servicing Compensations                                          228,314.09
                                                                                                                 -------------
TOTAL FUNDS DISTRIBUTED                                                                                           9,850,776.92
                                                                                                                 =============

                                                                                                                 -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          716,390.25
                                                                                                                 =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                $6,821,018.04
  - Add Investment Earnings                                                                                           5,708.10
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
  - Less Distribution to Certificate Account                                                                          5,708.10
                                                                                                                 -------------
End of period balance                                                                                            $6,821,018.04
                                                                                                                 =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $6,821,018.04
                                                                                                                 =============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                               247,607,576.50
                     Pool B                                                73,863,162.18
                                                                         ---------------
                                                                                              321,470,738.68
Class A Overdue Interest, if any                                                    0.00
Class A Monthly Interest - Pool A                                             505,732.83
Class A Monthly Interest - Pool B                                             150,863.82

Class A Overdue Principal, if any                                                   0.00
Class A Monthly Principal - Pool A                                          4,391,664.91
Class A Monthly Principal - Pool B                                          1,881,293.79
                                                                         ---------------
                                                                                                6,272,958.70
Ending Principal Balance of the Class A Notes
                     Pool A                                               243,215,911.59
                     Pool B                                                71,981,868.39
                                                                         ---------------
                                                                                             ---------------
                                                                                              315,197,779.98
                                                                                             ===============

Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $400,172,000          Original Face $400,172,000                   Balance Factor
--------------------------          --------------------------                   --------------
       $ 1.640786                           $ 15.675656                             78.765576%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                                        0.00
                     Class A2                                               40,470,738.68
                     Class A3a                                             204,500,000.00
                     Class A3b                                              76,500,000.00

                                                                          ---------------

Class A Monthly Interest                                                                       321,470,738.68
                     Class A1 (Actual Number Days/360)                               0.00
                     Class A2                                                   96,455.26
                     Class A3a                                                 268,806.89
                     Class A3b                                                 291,337.50

                                                                          ---------------

Class A Monthly Principal
                     Class A1                                                        0.00
                     Class A2                                                6,272,958.70
                     Class A3a                                                       0.00
                     Class A3b                                                       0.00

                                                                          ---------------
                                                                                                 6,272,958.70
Ending Principal Balance of the Class A Notes
                     Class A1                                                        0.00
                     Class A2                                               34,197,779.98
                     Class A3a                                             204,500,000.00
                     Class A3b                                              76,500,000.00

                                                                          ---------------
                                                                                              ---------------
                                                                                               315,197,779.98
                                                                                              ===============

Class A1

Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $54,600,000           Original Face $54,600,000                    Balance Factor
-------------------------           -------------------------                    --------------
       $ 1.766580                          $ 114.889353                             62.633297%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                                  4,219,894.63
                        Pool B                                                  1,258,825.63
                                                                                -------------
                                                                                                   5,478,720.26

Class B Overdue Interest, if any                                                        0.00
Class B Monthly Interest - Pool A                                                  15,754.27
Class B Monthly Interest - Pool B                                                   4,699.62
Class B Overdue Principal, if any                                                       0.00
Class B Monthly Principal - Pool A                                                 74,845.70
Class B Monthly Principal - Pool B                                                 32,062.27
                                                                                -------------
                                                                                                     106,907.97
Ending Principal Balance of the Class B Notes
                        Pool A                                                  4,145,048.93
                        Pool B                                                  1,226,763.36
                                                                                -------------
                                                                                                   -------------
                                                                                                   5,371,812.29
                                                                                                   =============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $6,820,000        Original Face $6,820,000               Balance Factor
------------------------        ------------------------               --------------
        $ 2.999104                     $ 15.675655                       78.765576%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                                  8,439,789.24
                        Pool B                                                  2,517,651.24
                                                                                ------------
                                                                                                  10,957,440.48

Class C Overdue Interest, if any                                                        0.00
Class C Monthly Interest - Pool A                                                  35,306.45
Class C Monthly Interest - Pool B                                                  10,532.17
Class C Overdue Principal, if any                                                       0.00
Class C Monthly Principal - Pool A                                                149,691.41
Class C Monthly Principal - Pool B                                                 64,124.54
                                                                                ------------
                                                                                                     213,815.95
Ending Principal Balance of the Class C Notes
                        Pool A                                                  8,290,097.83
                        Pool B                                                  2,453,526.70
                                                                                ------------
                                                                                                  -------------
                                                                                                  10,743,624.53
                                                                                                  =============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $13,640,000       Original Face $13,640,000              Balance Factor
-------------------------       -------------------------              --------------
       $ 3.360603                       $ 15.675656                      78.765576%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                          5,624,463.65
                        Pool B                                          1,677,818.89
                                                                      --------------
                                                                                          7,302,282.54

Class D Overdue Interest, if any                                                0.00
Class D Monthly Interest - Pool A                                          24,185.19
Class D Monthly Interest - Pool B                                           7,214.62
Class D Overdue Principal, if any                                               0.00
Class D Monthly Principal - Pool A                                         99,757.69
Class D Monthly Principal - Pool B                                         42,734.03
                                                                      --------------
                                                                                            142,491.72
Ending Principal Balance of the Class D Notes
                        Pool A                                          5,524,705.96
                        Pool B                                          1,635,084.86
                                                                      --------------
                                                                                         -------------
                                                                                          7,159,790.82
                                                                                         =============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $9,090,000        Original Face $9,090,000               Balance Factor
------------------------        ------------------------               --------------
       $ 3.454325                       $ 15.675657                       78.765576%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                           7,035,220.22
                        Pool B                                           2,098,657.96
                                                                        -------------
                                                                                            9,133,878.18

Class E Overdue Interest, if any                                                 0.00
Class E Monthly Interest - Pool A                                           47,370.48
Class E Monthly Interest - Pool B                                           14,130.96
Class E Overdue Principal, if any                                                0.00
Class E Monthly Principal - Pool A                                         124,779.42
Class E Monthly Principal - Pool B                                          53,452.79
                                                                        -------------
                                                                                              178,232.21
Ending Principal Balance of the Class E Notes
                        Pool A                                           6,910,440.80
                        Pool B                                           2,045,205.17
                                                                        -------------
                                                                                          --------------
                                                                                            8,955,645.97
                                                                                          ==============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $11,370,000       Original Face $11,370,000              Balance Factor
-------------------------       -------------------------              --------------
        $ 5.409098                     $ 15.675656                        78.765576%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                        Pool A                                         8,441,358.22
                        Pool B                                         2,518,119.26
                                                                      -------------
                                                                                             10,959,477.48

Residual Interest - Pool A                                                76,514.72
Residual Interest - Pool B                                                23,186.02
Residual Principal - Pool A                                              149,719.23
Residual Principal - Pool B                                               64,136.47
                                                                      -------------
                                                                                                213,855.70
Ending Residual Principal Balance
                        Pool A                                         8,291,638.99
                        Pool B                                         2,453,982.79
                                                                      -------------
                                                                                            --------------
                                                                                             10,745,621.78
                                                                                            ==============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                               228,314.09
 - Servicer Advances reimbursement                                                              870,414.39
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              191,561.16
                                                                                            --------------
Total amounts due to Servicer                                                                 1,290,289.64
                                                                                            ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                 281,368,302.47

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                    0.00

 Decline in Aggregate Discounted Contract Balance                                                                4,990,458.37

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                   ---------------
                                                                                                               276,377,844.10
                                                                                                              ===============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                         4,754,419.48

     - Principal portion of Prepayment Amounts                                                 236,038.89

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                 0.00

                                                                                           --------------
                             Total Decline in Aggregate Discounted Contract Balance          4,990,458.37
                                                                                           ==============

POOL B
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                  83,934,235.19

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                    0.00

 Decline in Aggregate Discounted Contract Balance                                                                2,137,803.89

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                   ---------------
                                                                                                                81,796,431.30
                                                                                                              ===============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                         2,135,285.03

     - Principal portion of Prepayment Amounts                                                   2,518.86

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                 0.00

                                                                                           --------------
                             Total Decline in Aggregate Discounted Contract Balance          2,137,803.89
                                                                                           ==============

                                                                                           ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD           358,174,275.40
                                                                                           ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                          Predecessor
                                                                        Discounted             Predecessor      Discounted
Lease #           Lessee Name                                           Present Value          Lease #          Present Value
---------         -------------------------------------                 ------------------     -------------    ------------------
3446-004          Bethesda Regional Cancer Treatment                          $657,993.20       2879-002               $438,601.04
3446-005          Bethesda Regional Cancer Treatment                          $806,918.85       3220-002             $2,998,755.95
3446-006          Bethesda Regional Cancer Treatment                        $1,496,057.34
3446-007          Bethesda Regional Cancer Treatment                          $437,159.27
                  Cash                                                         $39,228.33
3355-003          New Valley Health Group                                   $1,206,272.40
                                                                                                2716-203               $316,980.82
                                                                                                2716-204               $324,118.47
                                                                                                2046-204               $241,219.41
                                                                                                2046-205               $228,201.51


                                                                        -----------------                       ------------------
                                                              Totals:       $4,643,629.39                            $4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                    YES     NO   X
                                                    -----    -------

POOL B                                                                                                           Predecessor
                                                                      Discounted                Predecessor      Discounted
Lease #           Lessee Name                                         Present Value             Lease #          Present Value
-------           ----------------------------------                  --------------------      -------------    -----------------
                  NONE

                                                                      -------------------                        -----------------
                                                            Totals:                 $0.00                                    $0.00


a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                     $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                     YES      NO   X
                                                     -----     -------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                         Predecessor
                                                                           Discounted           Predecessor     Discounted
Lease #       Lessee Name                                                  Present Value        Lease #         Present Value
--------      ------------------------------------                         -----------------    ------------    -----------------
3714-002      Kaley Imaging, Inc., and KI Holding                             $1,077,801.74     3196-001              $676,598.53
              Cash                                                              $186,640.06     3196-002              $240,400.54
                                                                                                3196-003               $79,697.00
                                                                                                3116-402               $97,806.30
                                                                                                3116-404               $43,955.63
                                                                                                3116-405              $125,983.80

                                                                           ----------------                     -----------------
                                                                  Totals:     $1,264,441.80                         $1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                                                 $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES      NO   X
                                                         ------    -------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                   Predecessor
                                                                           Discounted           Predecessor     Discounted
Lease #       Lessee Name                                                  Present Value        Lease #         Present Value
--------      -----------------------------------                          ----------------     -------------   ------------------
3694-001      Community Radiology of Virginia                                 $2,833,341.68     1377-006             $1,547,323.56
3730-002      MICA Imaging, Inc., and MI Imaging                              $3,815,001.24     288-097                $697,415.55
                                                                                                288-098                 $22,467.83
                                                                                                1971-091               $665,899.16
                                                                                                2478-002               $477,187.21
                                                                                                2478-091                $51,246.48
                                                                                                3273-002             $2,581,143.34
                                                                                                3251-003                $85,517.94


                                                                         ------------------                      -----------------
                                                                Totals:       $6,648,342.92                          $6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                         $6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES     NO   X
                                                       ----    ------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
   This Month                                  7,054,859.78           This Month                                   358,174,275.40
   1 Month Prior                               6,499,276.50           1 Month Prior                                365,302,537.66
   2 Months Prior                              5,651,571.43           2 Months Prior                               372,567,674.32

   Total                                      19,205,707.71           Total                                      1,096,044,487.38

   a) 3 MONTH AVERAGE                          6,401,902.57           b) 3 MONTH AVERAGE                           365,348,162.46

   c) a/b                                             1.75%

2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                      Yes                    No            X
                                                                                          -------------------       ---------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                              Yes                    No            X
                                                                                          -------------------       ---------------
   B. An Indenture Event of Default has occurred and is then continuing?              Yes                    No            X
                                                                                          -------------------       ---------------

4. Has a Servicer Event of Default occurred?                                          Yes                    No            X
                                                                                          -------------------       ---------------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                   Yes                    No            X
                                                                                          -------------------       ---------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                           Yes                    No            X
                                                                                          -------------------       ---------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                    No            X
                                                                                          -------------------       ---------------

6. Aggregate Discounted Contract Balance at Closing Date                          Balance  $ 454,734,535.69
                                                                                          --------------------

   DELINQUENT LEASE SUMMARY

                Days Past Due                            Current Pool Balance                                    # Leases
                -------------                            --------------------                                    --------
                      31 - 60                                    4,309,999.19                                          43
                      61 - 90                                    8,503,816.02                                          21
                     91 - 180                                    7,054,859.78                                          27